David Goulden Boston, Feb. 8, 2011 © Copyright 2011 EMC Corporation. All rights reserved. Exhibit 99.2 EMC Strategic Forum

© Copyright 2011 EMC Corporation. All rights reserved.
Forward-Looking Statements and GAAP
Reconciliation
This presentation contains non-GAAP financial measures which include, but are not limited to, non-GAAP Gross Margin, non-GAAP Operating Margin Non-GAAP Net Income, non-GAAP EPS and Free Cash Flow.  A reconciliation GAAP to non-GAAP results to GAAP is included within this presentation and is available at http://www.emc.com/about/investor-
relations/archived-events.htm.
This presentation contains “forward-looking statements” as defined under the Federal Securities Laws.  Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in information technology spending; (iii) our ability to protect our proprietary technology; (iv) risks associated with managing the growth of our business, including risks associated with acquisitions and investments and the challenges and costs of integration, restructuring and achieving anticipated synergies; (v) fluctuations in VMware, Inc.’s operating results and risks associated with trading of
VMware stock; (vi) competitive factors, including but not limited to pricing pressures and new product introductions; (vii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (viii) component and product quality and availability; (ix) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (x) insufficient, excess or obsolete inventory;
(xi) war or acts of terrorism; (xii) the ability to attract and retain highly qualified employees; (xiii) fluctuating currency exchange rates; and (xiv) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission.  EMC disclaims any obligation to update any such forward-looking statements after the date of this presentation.

© Copyright 2011 EMC Corporation. All rights reserved. Balancing Opportunities, Driving Growth

© Copyright 2011 EMC Corporation. All rights reserved.
Refer to the schedules in the appendix for a complete reconciliation of GAAP to non-GAAP
Track Record of Success
2007
Revenue $13.2B
Non-GAAP Gross Margin 55.8%
Non-GAAP Operating
Margin
17.7%
Non-GAAP Net Income $1.9B
Non-GAAP EPS $0.88
Free Cash Flow $2.2B

© Copyright 2011 EMC Corporation. All rights reserved.
2007 2010
Revenue $13.2B $17.0B
Non-GAAP Gross Margin 55.8% 60.4%
Non-GAAP Operating
Margin
17.7% 22.0%
Non-GAAP Net Income $1.9B $2.7B
Non-GAAP EPS $0.88 $1.26
Free Cash Flow $2.2B $3.4B
Refer to the schedules in the appendix for a complete reconciliation of GAAP to non-GAAP
Track Record of Success

© Copyright 2011 EMC Corporation. All rights reserved. Gain Share 2007 – 2010: Financial Triple Play Invest for the Future Financial Leverage

- CAGR of 9% versus TAM CAGR of 6%
- Gained share with especially ... in high-end storage and backup/re...

Took Share

2007 – 2010 Share Gain © Copyright 2011 EMC Corporation. All rights reserved.

P&L

- $ 7.2B Investment in R&D
- Added over 15K people
- VCE Investment

Bala[illegible]ce Sheet

- $a[illegible]

Invested for the Future

ISILON SYSTEMS
Greenplum
Archer technologies
data domain
springsource

EMC²

2007 – 2010 Investments © Copyright 2011 EMC Corporation. All rights reserved.

- Expanded operating margin by 430
- Grew non-GAAP EPS at 1.5x … enue
- Increased FCF to $3.

Achieved Leverage

2007 – 2010 Leverage Refer to the schedules in the appendix for a complete reconciliation of GAAP to non-GAAP © Copyright 2011 EMC Corporation. All rights reserved.

© Copyright 2011 EMC Corporation. All rights reserved.
Major Changes, Consistent Focus
• Navigated changes in technology, use cases, and
customer needs…
• …while maintaining our focus on managing
information in both physical and virtual
environments.

© Copyright 2011 EMC Corporation. All rights reserved. Proven Management Process Identify Major Opportunities Invest Accordingly Achieve Goals

© Copyright 2011 EMC Corporation. All rights reserved. VMAX Identified need for a new type of high end Invested in a virtual matrix architecture Achieved significant share gains

© Copyright 2011 EMC Corporation. All rights reserved. Backup Recovery Systems Identified need for better backup Invested in next generation assets Achieved a $1B run rate ahead of plan Avamar

© Copyright 2011 EMC Corporation. All rights reserved. VNX Identified need for a unified family Invested in simple, efficient, powerful solution Achieved product optimized for file, block and object

© Copyright 2011 EMC Corporation. All rights reserved.
VMware Integration
Identified need for tighter integration
Invested in data protection, ease of use,
performance and management
Achieved market-leading 75 points of integration

© Copyright 2011 EMC Corporation. All rights reserved. Customer Value Identified need to reduce COGS Invested in automation and common components Achieved significant gross margin improvements

© Copyright 2011 EMC Corporation. All rights reserved.
Operations
Identified need to improve operational efficiency
Invested in new capabilities and business
processes
Achieved significant operating margin
improvements

© Copyright 2011 EMC Corporation. All rights reserved.
Success Factors
• Balanced priorities of the triple play
• Maintained singular focus on information
• Applied proven management process to drive
change
…and we are not standing still!

© Copyright 2011 EMC Corporation. All rights reserved. Looking Forward

Gartner

AB BernsteinResearch

Deutsche Bank

Morgan Stanley

IDC

PacificCrest The Technology Authority

Goldman Sachs

RBC

EMC2

IT Spending Forecasts for 2011 (Jan. 11) 6.6% 3.9% (Jan. 11) 6% (Dec. 10) (Jan. 11) 6.8% 6% (Jan. 11) 4-5% (Jan. 11) (Dec. 10) 5.2% (Dec. 10) 6% © Copyright 2011 EMC Corporation. All rights reserved.

Gartner

BERNSTEIN RESEARCH

Deutsche Ban

ey

IDC

Goldman Sachs

RBC

EMC2

© Copyright 2011 EMC Corporation. All rights reserved.
IT Spending Forecasts for 2011
(Jan. 11)
6.6%
3.9%
(Jan. 11)
6%
(Dec. 10)
(Jan. 11)
6.8%
6%
(Jan. 11)
4-5%
(Jan. 11)
(Dec. 10)
5.2%
(Dec. 10)
6%
EMC’s View 5-7%

© Copyright 2011 EMC Corporation. All rights reserved.
IT Spending Longer Term
Source: WW IT Spending Growth (Constant Currency) – IDC, 1/11
4-yr CAGR
(2010-2014)
6%
+7%
+7%
+6%
+6%
$ Billion
IT Spending
2010e
2011e 2012e 2013e 2014e

Server virtualization
Security
Cloud computing
Storage virtualization
Windows 7 upgrade cycle
Desktop virtualization
Mobile messaging/applications
Labor optimization
Green computing (saving power)
Oct-10
Apr-10
Oct-09
0
10
20
30
40
50
60
# of Total Respondents

1	Software: Virtualization (Server)	55%
2	Software: Virtualization (Desktop)	32%
3	Hardware: Storage (SAN)	27%
4	Security: Network Security	26%
5	Software: Applications	25%
6	Hardware: PC (Desktop)	25%
7	Hardware: Networking (WLAN)	23%
8	Hardware: PC (Notebook)	23%
9	Software: Backup/DR	22%
10	Cloud: Private Cloud	21%

© Copyright 2011 EMC Corporation. All rights reserved.
2011 IT Spending Priorities
Barclays:
Biggest trends driving spend decisions
in 2011:
Pacific Crest:
CIOs are more likely to increase
spending in the following areas:

$160
$140
$120
$100
$80
$60
$40
$20
$0
EMC TAM
$2,500
$2,000
$1,500
$1,000
$500
$0
IT Spending

EMC²

© Copyright 2011 EMC Corporation. All rights reserved.
EMC TAM vs. IT Spending
(2010-2014)
10%
6%
EMC TAM
IT Spending
2010e 2011e
2012e
2013e
2014e
$ Billion
$ Billion
+6%
+10%
+11%
+10%
+9%
+7%
+6%
+7%
4-yr CAGR
Sources: WW IT Spending Growth (Constant Currency) – IDC, 1/11; EMC TAM – EMC Strategic Planning and Advisory Group
EMC TAM includes: Storage, Virtualization, Security, Content Management, BI/DW Software, and IT Mgmt. SW & Services

© Copyright 2011 EMC Corporation. All rights reserved.
Consolidated EMC’s Cloud Credentials
Growth!!
Virtualization (VMware)
Information Storage
Information Protection
Information Security
Info Mgmt & Intelligence
Data center cloud OS
Management Automation
Enterprise cloud middleware
Client device abstraction
For today’s enterprise apps
For “big data” applications
BURA for all apps in all environments
Protect and verify identities
Protect the data itself  (at rest/ in motion)
Assure governance & compliance (biz & IT)
Unstructured data mgmt and flow
Structured/semi-structured data analytics
#1
New innovation, fastest growing
New innovation, fastest growing
#1/2
#1
#1
#1
#1
#1/2
#1
#3
New innovation, fastest growing

© Copyright 2011 EMC Corporation. All rights reserved.
Higher-Growth Emerging Opportunities
• Next-generation BURA
• Automated storage tiering
• Security Compliance
• Converged Infrastructure
• Lower-end storage
• Data Warehousing &
Analytics
• Scale-out NAS & Object
• Cloud Application Platforms
• Virtual Storage
• Cloud Client Access
Identified Opportunities and Invested in:

© Copyright 2011 EMC Corporation. All rights reserved.
Scale-out NAS
Identified a growing need for big-data storage
Invested in the best Scale-out NAS technology
Expect to achieve high growth and market
leadership

© Copyright 2011 EMC Corporation. All rights reserved.
Isilon Helps Fill Out the Portfolio
Source: RBC Capital Markets and company data.
Note: HDS Scale-out NAS functionality is through its BlueArc reseller relationship
Storage Portfolio of OEMs

© Copyright 2011 EMC Corporation. All rights reserved.
Lower-end Storage
Identified a high-growth, underserved market
Invested in new technology and distribution
model
Expect to achieve high growth and market
leadership

© Copyright 2011 EMC Corporation. All rights reserved.
Expanding into Fastest-growing Segment
Open Networked Storage Price Bands
Source:  IDC, Dec. 2010
5.34 5.34
6.07 6.07
14.8%
5.3%
6.95 6.95
4.74 4.74
4.00 4.00
<$25K
> $25K
CAGR
’10 – ‘14
2010
2012
2013
2014 2011

© Copyright 2011 EMC Corporation. All rights reserved.
Converged Infrastructure
Identified need to make getting to the cloud
easier
Invested in unique converged product, value
proposition and partnership
Expect to achieve high growth and market
leadership

VCE THE VIRTUAL COMPUTING ENVIRONMENT COMPANY

EMC2

© Copyright 2011 EMC Corporation. All rights reserved.
Converged Infrastructure
• Surpassed business goals in 2010
• Converged Infrastructure projected to be the
fastest-growing segment of the IT Infrastructure
market
• Innovation and market reach continually validated
by a growing partner and customer base

© Copyright 2011 EMC Corporation. All rights reserved.
Potential Revenue CAGR 2010-2014
20% or Greater
VMware
Data Computing
Division
Isilon/Atmos
BRS
VPLEX
VCE
1 – 10%
Symmetrix
Storage Services
IIG
10 – 19%
VNX/VNXe
EMC Consulting
RSA

$13.2B
$0.88
$14.9B
$1.00
$14.0B
$0.90
$17.0B
$1.26
$19.6B
$1.46
2007
2008
2009
2010
2011e

© Copyright 2011 EMC Corporation. All rights reserved.
Impressive Performance
Revenue
Non-GAAP EPS¹
4-yr CAGR
(2007-2011e)
10%
13%
Refer to the schedules available at http://www.emc.com/about/investor-relations/archived-events.htm for a complete reconciliation of GAAP to non-GAAP results

$28B+
EPS Leverage
$13.2B
$0.88
$14.9B
$1.00
$14.0B
$0.90
$17.0B
$1.26
$19.6B
$1.46
2007
2008
2009
2010
2011e
2014p
EMC²

© Copyright 2011 EMC Corporation. All rights reserved.
Impressive Potential
Revenue
Non-GAAP EPS¹
4-yr CAGR
(2007-2011e)
10%
13%
Refer to the schedules available at http://www.emc.com/about/investor-relations/archived-events.htm for a complete reconciliation of GAAP to non-GAAP results

$28B+
EPS
Leverage
$13.2B
$0.88
$14.9B
$1.00
$14.0B
$0.90
$17.0B
$1.26
$19.6B
$1.46
2007
2008
2009
2010
2011e
2014p

EMC²

© Copyright 2011 EMC Corporation. All rights reserved.
Impressive Potential
Revenue
Non-GAAP EPS¹
4-yr CAGR
(2007-2011e)
10%
13%
4-yr CAGR
(2010-2014p)
13%+
+
Refer to the schedules available at http://www.emc.com/about/investor-relations/archived-events.htm for a complete reconciliation of GAAP to non-GAAP results

© Copyright 2011 EMC Corporation. All rights reserved. The Time is Right Right Opportunities Right Products Right Business Model Triple play over the long term

Use of Non-GAAP Financial Measures

This presentation and the accompanying schedules contain non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC’s performance or liquidity, should be considered in addition to, not as a substitute for, measures of EMC’s financial performance or liquidity prepared in accordance with GAAP. EMC’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures in this presentation.

Where specified in the accompanying schedules for various periods entitled “Reconciliation of GAAP to Non-GAAP,” certain items noted on each such specific schedule (including, where noted, amounts relating to restructuring and acquisition-related charges, special income tax charge, stock-based compensation expense, intangible asset amortization, restructuring charges and IPRD, tax benefits, and net gains on investments, including gain on the sale of VMware stock) are excluded from the non-GAAP financial measures.

EMC’s management uses the non-GAAP financial measures in the accompanying schedules to gain an understanding of EMC’s comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects and excludes the above-listed items from its internal financial statements for purposes of its internal budgets and each reporting segment’s financial goals. These non-GAAP financial measures are used by EMC’s management in their financial and operating decision-making because management believes they reflect EMC’s ongoing business in a manner that allows meaningful period-to-period comparisons. EMC’s management believes that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating EMC’s current operating performance and future prospects in the same manner as management does, if they so choose, and (b) in comparing in a consistent manner the Company’s current financial results with the Company’s past financial results.

This presentation also includes disclosures regarding free cash flow which is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs. EMC uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to make strategic acquisitions and investments, repurchase shares, service debt and fund ongoing operations. As free cash flow is not a measure of liquidity calculated in accordance with GAAP, free cash flow should be considered in addition to, but not as a substitute for, the analysis provided in the statement of cash flows.

All of the foregoing non-GAAP financial measures have limitations. Specifically, the non-GAAP financial measures that exclude the items noted above do not include all items of income and expense that affect EMC’s operations. Further, these non-GAAP financial measures are not prepared in accordance with GAAP, may not be comparable to non-GAAP financial measures used by other companies and do not reflect any benefit that such items may confer on EMC. Management compensates for these limitations by also considering EMC’s financial results as determined in accordance with GAAP.

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2007

(in thousands, except per share amounts)

	GAAP	Restructuring charges and IPR&D	Net Gains on investments, incl. gain on sale of VMware Stock	Tax Benefits	Stock-based compensation	Intangible amortization	Non-GAAP

Revenue	13,230,205						13,230,205

COGS	6,018,877				(57,223)	(119,948)	5,841,706

Gross Margin	7,211,328				57,223	119,948	7,388,499

Operating Expense	5,472,076	(34,901)			(310,177)	(84,849)	5,042,149

Operating Income	1,739,252	34,901			367,400	204,797	2,346,350

Other Income, net	223,379		(137,330)				86,049

Income before provision for income taxes	1,962,631	34,901	(137,330)		367,400	204,797	2,432,399

Income tax provision	348,211	3,123	(22,180)	19,912	87,054	72,019	508,139

Net Income	1,614,420	31,778	(115,150)	(19,912)	280,346	132,778	1,924,260

Less: Net income attributable to non-controlling interest in VMware Inc	(15,455)				(5,793)	(868)	(22,116)

Net Income attributable to EMC Corporation	1,598,965	31,778	(115,150)	(19,912)	274,553	131,910	1,902,144

Net income per weighted average share, diluted attributable to EMC Corporation common shareholders	$0.74	0.01	(0.05)	(0.01)	0.13	0.06	$0.88

Weighted average shares, diluted	2,157,873	2,157,873	2,157,873	2,157,873	2,157,873	2,157,873	2,157,873

Gross Margin % of Revenue	54.5%						55.8%
Operating Margin % of Revenue	13.1%						17.7%

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
EMC Consolidated GAAP	$17,015,126	$6,984,145	$1,888,015	$5,375,305	$84,375	$2,683,286	$(75,303)	$2,607,983	$638,297	$1,969,686	$(69,691)	$1,899,995	$0.924	$0.880

Restructuring and acquisition-related charges	—	—	—	—	(84,375)	84,375	—	84,375	10,721	73,654	(1,636)	72,018	$0.035	$0.034

Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.041	$0.039

EMC Consolidated Adjusted (1)	17,015,126	6,984,145	1,888,015	5,375,305	—	2,767,661	(75,303)	2,692,358	565,687	2,126,671	(71,327)	2,055,344	$1.000	$0.953

Stock-based compensation expense	—	(108,653)	(258,746)	(317,654)	—	685,053	1,405	686,458	165,673	520,785	(48,122)	472,663	$0.230	$0.220

Intangible asset amortization	—	(131,760)	(23,556)	(129,966)	—	285,282	—	285,282	92,674	192,608	(5,279)	187,329	$0.091	$0.087

EMC Consolidated Non-GAAP (2)	$17,015,126	$6,743,732	$1,605,713	$4,927,685	$—	$3,737,996	$(73,898)	$3,664,098	$824,034	$2,840,064	$(124,728)	$2,715,336	$1.321	$1.260

EMC Information Infrastructure GAAP	$14,164,393	$6,491,939	$1,244,057	$4,103,464	$80,877	$2,244,056	$(58,713)	$2,185,343	$575,156	$1,610,187	$—	$1,610,187	$0.783	$0.750

Restructuring and acquisition-related charges	—	—	—	—	(80,877)	80,877	—	80,877	15,736	65,141	—	65,141	$0.032	$0.030

Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.041	$0.039

EMC Information Infrastructure Adjusted (3)	14,164,393	6,491,939	1,244,057	4,103,464	—	2,324,933	(58,713)	2,266,220	507,561	1,758,659	—	1,758,659	$0.855	$0.819

Stock-based compensation expense	—	(70,160)	(94,941)	(210,530)	—	375,631	1,273	376,904	103,303	273,601	—	273,601	$0.133	$0.127

Intangible asset amortization	—	(103,304)	(21,202)	(126,017)	—	250,523	—	250,523	84,937	165,586	—	165,586	$0.081	$0.077

EMC Information Infrastructure Non-GAAP (4)	$14,164,393	$6,318,475	$1,127,914	$3,766,917	$—	$2,951,087	$(57,440)	$2,893,647	$695,801	$2,197,846	$—	$2,197,846	$1.069	$1.023

VMware standalone GAAP	$2,857,343	$493,715	$652,968	$1,282,667	$—	$427,993	$(11,618)	$416,375	$58,936	$357,439	$—	$357,439	$0.174	$0.162

GAAP adjustments and eliminations	(6,610)	(1,509)	(9,010)	(10,826)	3,498	11,237	(4,972)	6,265	4,205	2,060	(69,691)	(67,631)	$(0.033)	$(0.036)

VMware within EMC GAAP (5)	2,850,733	492,206	643,958	1,271,841	3,498	439,230	(16,590)	422,640	63,141	359,499	(69,691)	289,808	$0.141	$0.131

Acquisition-related charges	—	—	—	—	(3,498)	3,498	—	3,498	(5,015)	8,513	(1,636)	6,877	$0.003	$0.003

VMware within EMC Adjusted (6)	2,850,733	492,206	643,958	1,271,841	—	442,728	(16,590)	426,138	58,126	368,012	(71,327)	296,685	$0.144	$0.134

Stock-based compensation expense	—	(38,493)	(163,805)	(107,124)	—	309,422	132	309,554	62,370	247,184	(48,122)	199,062	$0.097	$0.093

Intangible asset amortization	—	(28,456)	(2,354)	(3,949)	—	34,759	—	34,759	7,737	27,022	(5,279)	21,743	$0.011	$0.010

VMware within EMC Non-GAAP (7)	$2,850,733	$425,257	$477,799	$1,160,768	$—	$786,909	$(16,458)	$770,451	$128,233	$642,218	$(124,728)	$517,490	$0.252	$0.237

										Wtd. Average Share O/S			2,055,959	2,147,931

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results:

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted
Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(105,654)	$(105,654)	$(36,850)	$(68,804)	$—	$(68,804)	$(0.034)	$(0.032)
Transition costs (9)	—	2,275	5,079	29,836	—	(37,190)	—	(37,190)	(10,085)	(27,105)	—	(27,105)	$(0.013)	$(0.013)

	$—	$2,275	$5,079	$29,836	$—	$(37,190)	$(105,654)	$(142,844)	$(46,935)	$(95,909)	$—	$(95,909)	$(0.047)	$(0.045)

(1)	Represents EMC Consolidated GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible asset amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of EMC’s Compounded Annual Growth Rate

	Actual	Guidance	Guidance
	2007	2011	CAGR

GAAP diluted earnings per share	$0.74	$1.07	10%

Restructuring and acquisitions-related charges	0.01	0.03
Net gains on investments, incl. gain on sale of Vmware stock	(0.05)
Tax benefits	(0.01)
Stock-based compensation expense	0.13	0.27
Intangible asset amortization	0.06	0.09

Non-GAAP diluted earnings per share	$0.88	$1.46	13%

Schedule may not add due to rounding

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

Unaudited

	Twelve Months Ended
	December 31, 2007	December 31, 2010

EMC Consolidated

Cash flow from Operations	$3,126,602	$4,548,843

Capital Expenditures	699,038	(745,412)

Capitalized Software	232,047	(362,956)

Free Cash Flow	$2,195,517	$3,440,475

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

The statements presented below are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not give effect to the potential impact of mergers, acquisitions, divestitures or business combinations that may be announced or closed after the date hereof. These statements supersede all prior statements regarding 2011 cash flow set forth in prior EMC news releases. All dollar amounts and percentages should be considered to be approximations.

2011 Outlook

EMC Consolidated

Cash flow from Operations	$5,340,000

Capital Expenditures	900,000

Capitalized Software	440,000

Free Cash Flow	$4,000,000